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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2007

SL GREEN REALTY CORP.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13199 (Commission File Number)	13-3956775 (IRS Employer Identification Number)
420 Lexington Avenue New York, New York (Address of principal executive offices)		10170 (Zip Code)

Registrant's telephone number, including area code: (212) 594-2700

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

        A computation of SL Green Realty Corp.'s Ratio of Earnings to Combined Fixed Charges is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01. The information (including the exhibit) being furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. This information will not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 8.01    Other Events

        On March 20, 2007, SL Green Realty Corp. (the "Company") announced that its subsidiary, SL Green Operating Partnership, L.P., had commenced a private offering of $500 million aggregate principal amount of 3.00% Exchangeable Senior Notes due 2027 (the "Notes"), plus up to an additional $75 million aggregate principal amount of the Notes that may be issued at the option of the initial purchaser within 30 days of the initial issuance of the Notes. The Notes will be sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The Notes and any Company common shares that may be issued upon exchange of the Notes have not been registered under the Securities Act or any state securities laws. A copy of the Press Release pursuant to which such announcement was made is attached hereto as Exhibit 99.2.

        On March 20, 2007, SL Green Realty Corp. (the "Company") announced that its board of directors has authorized the repurchase of up to $300 million worth of the Company's common stock, or approximately 3.4% of its fully diluted outstanding shares based on the market price as of March 20, 2007. Stock repurchases under this program will be made through the open market or in privately negotiated transactions from time to time. A copy of the Press Release pursuant to which such announcement was made is attached hereto as Exhibit 99.3.

Item 9.01    Financial Statements and Exhibits

99.1
SL Green Realty Corp. Ratio of Earnings to Fixed Charges.

99.2
Press Release announcing the commencement of a private offering of exchangeable notes.

99.3
Press Release announcing the authorization to repurchase.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SL GREEN REALTY CORP.

Date: March 20, 2007	By:	/s/ GREGORY F. HUGHES Gregory F. Hughes Chief Financial Officer

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Exhibit Index

99.1
SL Green Realty Corp. Ratio of Earnings to Fixed Charges.

99.2
Press Release announcing the commencement of a private offering of exchangeable notes.

99.3
Press Release announcing the authorization to repurchase.

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QuickLinks

  Item 7.01 Regulation FD Disclosure
  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURES